SIRIUSPOINT LTD. – A GLOBAL UNDERWRITER 2022 Full Year and Fourth Quarter Results February 23, 2023

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, management basis gross premiums written and tangible book value per diluted common share, are referred to as non-GAAP financial measures. These non- GAAP financial measures may be defined or calculated differently by other companies. We believe these measures allow for a more complete understanding of our underlying business. These measures are used by management to monitor our results and should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Management basis gross premiums written were $2.8 billion, which is the sum of 2021 total gross premiums written of $2.2 billion plus $0.6 billion of total gross premiums written recognized by Sirius Group for the 2021 pre-merger period from January 1, 2021, to the Acquisition date of February 26, 2021. Management basis gross premiums written consists of Reinsurance segment gross premiums written of $1.8 billion and Insurance & Services segment of $1.0 billion. Management basis gross premiums written is a non-GAAP financial measure and we believe it allows for a more complete understanding of our underlying business. For information with respect to our reportable segments, we refer you to our Form 10-K. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,”“plans,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business, including re-balancing our portfolio and growing the Insurance & Services segment; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation, and foreign currency fluctuations; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 Disclaimer

Agenda 3 Key Messages SiriusPoint Today Vision for the Future Full Year and Quarterly Results Update 1 2 3 4

1. Key Messages 4

The Vision for SiriusPoint: Substantial Progress Underway

SIRIUS POINT

Fully integrated model *with uncompromised* ***emphasis on underwriting***	• Transition from a non-integrated model post the merger[1] to fully amalgamated "One SiriusPoint" franchise • Underwriting profit as a driver of value creation • Portfolio actions already yielding results – AY COR[2] improved by ~9 ppts during FY[3] 22 • Additional improvement expected in 2023
Reduction in volatility *and ongoing* ***refinement*** *of the* ***portfolio mix***	• Rebalancing of portfolio away from Property Cat[4] largely complete with ongoing portfolio refinements • Reduction of PMLs[5] by ~50% since Q2'21 – further reduction expected in 2023 • Reinsurance protection purchased for 2023 at similar costs but with lower attachment points to further protect the balance sheet
De-risked investment *strategy*	• Fixed income (FI) focused portfolio with 92% being investment grade[6]. Average rating of FI[7] portfolio at AA[6] • Fully matched with duration of assets backing loss reserves at ~2.5 years • Beneficiary of increase in investment yields with average re-investment rate on bond portfolio >4% during Q4'22
Attractive distribution *capabilities as a contributor of* ***fee income***	• ~35% of premiums originated via our MGA[8] relationships • 5 Consolidated MGAs generate ~$36m in net services fee income and have a book value of $85m[6]
Cost and capital management optimization as we target ***double digit RoE***[9] *by 2024*	• Announced rationalization of geographic footprint and scaling of operation platform • Costs expected to be reduced by >$50m by 2024 • Commitment to be good stewards of capital
Healthy *balance sheet*	• Bermuda Solvency Capital Ratio (BSCR) at 194% as of Q3'22[10] • Prudent reserve margin to help mitigate inflationary impacts

Notes: [1] On February 26, 2021, acquisition of Sirius International Insurance Group, Ltd. ("Sirius Group") was completed, and Third Point Reinsurance Ltd. ("Third Point Re") name was changed to SiriusPoint Ltd. [2] AY COR = Accident Year Combined Ratio. [3] FY = Full Year. [4] Cat = Catastrophe. [5] PML = Probable Maximum Loss. [6] As of December 31, 2022. [7] FI = Fixed Income. [8] MGAs = Managing General Agents. [9] Return on average common shareholders' equity attributable to SiriusPoint common shareholders. [10] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement as of September 30, 2022.

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2. SiriusPoint Today 6

SiriusPoint Today

Exchange / Ticker	NYSE: SPNT
Market Cap[2]:	$1.1bn
Q4'22 Tangible Equity[3]:	$1.7bn
2022 GPW[1]:	$3.4bn
2022 Net Services Fee Income[1]:	$36m
COR[1]	101.6%
FSR[4]:	AM Best: A- (Stable) S&P: A- (Negative) Fitch: A- (Negative)

GPW by Segment[1]

$ numbers in USD millions



% Change
$2,248
$898
$1,350
2021
$2,819
$1,031
$1,788
2021 Management Basis[5]
$3,406
$1,884
$1,521
2022
+21%
+83%
-15%
Reinsurance
Insurance & Services

Growing Premiums in the Right Areas[1]

YoY Growth



(15%)
83%
(29%)
>25%
42%
66%
Reinsurance
Insurance & Services
Property
Cons. MGAs
Specialty
A&H

2022 GPW by Specialism[1,6]



Property
18%
Casualty
37%
Specialty
20%
GPW:
$3.4bn
A&H
25%

Rebalancing our mix to shape a diversified, profitable and sustainable portfolio

- ✓ Focus on Insurance & Services and away from Reinsurance
- ✓ Lower exposure to Property Cat
  - ✓ Majority of International Property Cat exited
  - ✓ Lower reliance on the retro market at 1/1
- ✓ Grow Specialty and A&H lines
- ✓ Further develop our MGA partnerships
- ✓ Rebalance our global footprint as we expand London and capitalize on our access to the Lloyd's platform

Notes: [1] Reflects Core business. [2] Market Data as of February 21, 2023. [3] Tangible common shareholders' equity attributed to SiriusPoint common shareholders. [4] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [5] Management basis gross premiums written is the sum of 2021 gross written premiums plus gross premiums written recognized by Sirius Group for the 2021 pre-merger period from January 1, 2021, to the Acquisition date of February 26, 2021. See page 2 for additional information. [6] This table offers an aggregated view of our product lines, taking into account certain management adjustments. For information with respect to our reportable segments, we refer you to our Form 10-K.

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Diversified Business Model with 3 Sources of Uncorrelated Earnings

$ numbers in USD millions

Underwriting[1]


Property
18%
Casualty
37%
Specialty
20%
A&H
25%

2022 GPW	$3,406
2022 COR	101.6%
2022 UW Income	($35)

- ✓ **2022 AY COR improved by ~9 ppts**
- ✓ **Further improvement expected during 2023**
- ✓ **More stable underwriting results with significant reductions to Cat**

Strategic Investments[2]

Consolidated

- Arcadian
- IMG
- Armada
- Banyan
- Alta Signa

Total MGAs[3] (25%+ YoY Growth)	5
2022 SP Premium[4]	$662
2022 Net Services Fee Income	$36
Q4'22 Book Value	$85

Others

Investments with underwriting capacity: 21

Other Investments: 10

2022 SP Premium[4]: $571

- ✓ **Fee income from MGAs provides a diversified, capital-light source of earnings**
- ✓ **Disclosure enhancements during 2023**

Investments

2022 Net Investment Income: $113

2022 Total Investment Result[5]: ($323)

- ✓ **With repositioned investment portfolio, we expect net investment income to be in the $220m to $240m range during 2023**
- ✓ **Fixed income portfolio reclassification to reduce volatility**
  - ✓ **63% of our fixed income investments[6] classified as available for sale ("AFS") (vs. none as of YE 21)**

Notes: [1] Reflects Core business. [2] Investments also include holdings in Venture Capital (VC) funds. Holdings as of December 31, 2022. [3] Joyn was consolidated during Q1'22-Q3'22 and was de-consolidated during Q4'22. [4] SP premium refers to SiriusPoint Gross Premium Written. [5] Total investment result calculated as the sum of Net realized and unrealized investment gains (losses), Net realized and unrealized investment gains from related party investment funds and Net investment income. [6] Fixed income investments excludes short-term investments.

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3. Vision for the Future 9

Strategic Re-positioning: Based on "Three Priorities" to Become a Higher Performing Underwriter

SiriusPoint

1 Simplification	• Fully integrated "One SiriusPoint" • Committed to building a culture driven by strong underwriting • Optimizing operating model and efficiencies – aiming to reduce costs by >$50m by 2024
2 Reducing volatility	• Reduction in Property Cat exposures • Focus on A&H, Specialty and MGA • Reinsurance protection purchased for 2023 at similar costs but with lower attachment points to further protect the balance sheet • Investment mix has moved towards high quality FI focus, away from hedge fund investments
3 Focus on profitability, targeting double-digit RoE[1] by 2024	• 2023 viewed as a transitionary year; with that said, meaningful further improvement expected • Significant potential improvement in profitability given stable MGA fee earnings, locked-in investment yields, cost savings and already undertaken underwriting actions • Expecting to achieve full run-rate benefits of strategic actions in 2024

Notes: [1] Return on average common shareholders' equity attributable to SiriusPoint common shareholders.

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Strategic Actions Significantly Advanced…

SiriusPoint

Priority I: Simplification of the Business Model

Challenges Faced	Merger[1] not fully integrated, leading to an inefficient operating model	Culture sub-optimal for delivery	Shifting away from a "VC model" and enhancing MGA portfolio

Actions Taken / In-Progress	• Reduced complexity and already making progress in creating a fully integrated and globally connected franchise
	• Announced initiatives include headcount reduction and closure/re-purposing of 5 offices
	• Targeted >$50m of cost savings, to be fully phased in 2024
	• Reviewing other opportunities as we finalize vision on target operating model – update to be provided in 2023
		• New leadership team
		• Remuneration structure amended to better align performance and pay
		    • COR and Book Value growth will be key variables to determine short-term and long-term variable compensation
		• Creating a "one team" approach
		• Focus on employee engagement
			• Distribution partnerships are a key element of our strategy, representing ~35% of the premiums
			• Expect to further develop these partnerships
			• Focus on partnering with MGAs as a paper and capacity provider – not just an equity investor
			• Currently have equity interest in 36 MGAs / InsurTechs
			    • Not providing capacity on 10
			• Options being assessed to optimize portfolio, particularly around pure investments, depending on market conditions

Notes: [1] On February 26, 2021, acquisition of Sirius International Insurance Group, Ltd. ("Sirius Group") was completed, and Third Point Reinsurance Ltd. ("Third Point Re") name was changed to SiriusPoint Ltd.

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Strategic Actions Significantly Advanced…

SIRIUS POINT

Priority II: Reduction in Volatility

Challenges Faced

Concentrated Property Cat exposure[1]

Volatile underwriting results

Relatively large hedge fund exposure and volatile investment result

Actions Taken / In-Progress

$ numbers in USD millions



Total Property GPW
$868
$614
2021 Management Basis
2022
Property as a % of Total GPW
31%
18%
2021 Management Basis
2022

- Reduction in International Property Cat exposures positioned us better for dislocated retro market on 1/1
- Purchased protection for 2023 with lower attachment to protect balance sheet
- Moving from 8 to 2 locations for Cat business and shifted to global "shared resource model" across the portfolio
- Re-aligned portfolio with focus on Specialty, A&H and MGA partnerships

$ numbers in USD millions



FY GPW[1]
'21: $2.8bn[2]
'22: $3.4bn
PML for 1-in-100 year event[3]
$274
$130
Q2'21
Q4'22

- ~50% reduction of PML over the last 18 months and further reductions expected for 2023
- Governance improved and targets set across all business lines
- Portfolio rationalization including rate increases to support '23 COR improvement
- 2022 AY COR is 102.1%, ~9 ppts improvement YoY



$1.3bn
TPE[4]
$100m
35%
47%
18%
70%
29%
2%
(16 ppts)
Q2'21
Q4'22
Other[4]
Cash & STI[5]
Third Point Enhanced Fund (TPE)

- 63% Fixed Income (ex. STI), of which 92% is investment grade[6]
- De-risked investment portfolio with repositioning:
  - TPE exposure only 2% at Q4'22 (vs 18% Q2'21)
  - Fully matched with duration of ~2.5 years for assets backing reserves[6]
  - FI average credit rating at AA[6]
- Designation of the new FI investments as AFS to reduce P&L volatility

Notes: [1] Relates to the Core business and this view is based on GPW by Specialism. [2] Management basis gross premiums written is the sum of 2021 gross written premiums plus gross premiums written recognized by Sirius Group for the 2021 pre-merger period from January 1, 2021, to the Acquisition date of February 26, 2021. See page 2 for additional information. [3] PMLs are on a per occurrence basis for 1-in-100 year events, net of restatements and after-tax. [4] Other includes ABS / MBS, Corporate, CLO, Government, Legacy and other Alts and Strategics & TP Ventures. [5] STI = Short-term Investments. [6] As of December 31, 2022.

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62% 118% 66% 77% 64% 82% 65% 69% Q2 Q3 Q4 Full Year 2021 2022 Double-digit RoE2 by 2024 Underwriting profitability to be prioritized over premium growth 13 Strategic Actions Significantly Advanced… Priority III: Improving Profitability and Targeting Double-Digit Return Guidance & targets • Already seeing signs of improvement with lower AY loss ratio in Q3’22 and Q4’22 versus prior year • FY 22 AY COR at 102.1%, improved by ~9 ppts. We expect further improvement during 2023 • Business ex-Property Cat made an underwriting profit in 2022 but we see room for significant improvement in ex-Cat business going forward Improving underwriting trends Meaningful improvement in profitability expected during 2023 with many actions taken Expected cost base reduction of >$50m by 2024; expect $25m of additional restructuring charges in 2024 Net investment income in 2023 to be in the $220m to $240m range Notes: [1] Reflects Core business. [2] Return on average common shareholders’ equity attributable to SiriusPoint common shareholders. AY Loss Ratio1 AY COR 111.3% 102.1%

4. Full Year and Quarterly Results Update 14

FY 2022 Financial Results

$ numbers in USD millions

	2021[1]	2022
GPW[2]	$2,248	$3,406
NPW[2]	$1,778	$2,546
UW Income[2]	($163)	($35)
Net Services Fee Income (Loss)[2]	$13	$36
Total Investment Result[3]	$313	($323)
Net Income (Loss)	$45	($403)
COR[2] (%)	109.5	101.6
AY COR[2] (%)	111.3	102.1
Common Shareholders' Equity[4]	$2,304	$1,875

Key comments

- 2022 Group GPW (Core) of $3,406m, representing 21% YoY growth on a management basis
  - Growth driven by Insurance & Services division
- Underwriting results improvement of $129m
  - Supported by lower Cat losses of $188m
  - COR came in at 101.6%
- Net services fee income up $23m driven by growth in travel medical MGA business and other consolidated MGAs
- Total investment result losses of $323m
  - Driven mainly by negative movements in related party funds and negative impact of rising interest rates on FI portfolio
  - Net investment income increased to $113m versus $25m in 2021
- Net losses of $403m driven by negative investment and underwriting losses
- Common shareholders' equity[4] down 19% due to losses and negative mark to market movements

Notes: [1] Management basis gross premiums written is the sum of 2021 gross written premiums plus gross premiums written recognized by Sirius Group for the 2021 pre-merger period from January 1, 2021, to the Acquisition date of February 26, 2021. [2] Reflects Core business. See page 2 for additional information. [3] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [4] Common shareholders' equity attributable to SiriusPoint common shareholders.

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Q4 2022 Financial Results

SIRIUS POINT

$ numbers in USD millions

	Q4'21	Q4'22
GPW[1]	$689	$742
NPW[1]	$535	$577
UW Income[1]	$35	$31
Net Services Fee Income (Loss)[1]	$4	$2
Total Investment Result[2]	($151)	$52
Net Income (Loss)	($140)	($27)
COR[1] (%)	93.6	94.8
AY COR[1] (%)	96.5	96.4

Key comments

- Group GPW (Core) increased 8%
  - Driven by Insurance & Services (+172m)
  - Partially offset by Reinsurance (-$118m)
- Underwriting deteriorated by $4m
  - AY COR benefited from lower Cat loss, but offset by increased OUE
- Net services fee income down $2m
- Total Investment result of $52m and driven by higher net investment income ($52m) and positive net realized and unrealized gains, including third party investment funds ($11m)
- Net income up due primarily to improved investment result
- Hurricane Ian losses broadly unchanged at $81m
  - We continue to reserve prudently for Covid losses and have experienced favorable developments on them

Notes: [1] Reflects Core business. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income.

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• [ ] • Premiums up 110% for FY 22 and 64% for Q4 22/Q4 21 in line with corporate strategy • A&H – showed significant growth across all areas, including 108% Q4 22/Q4 21 • P&C Strategic – showed significant growth, incl. 41% Q4 22/Q4 21 $898 $1,031 $1,884 2021 2021 Management Basis 2022 • [ ] • Premiums up 13% for FY 22 and down 15% for Q4 22/Q4 21 • International Property Cat exits resulted in $XXm premiums non-renewed • Rate comment $1,350 $1,788 $1,521 2021 2021 Management Basis 2022 • [ ] • Total premiums up/down 52% driven primarily by grown in Insurance & Services • 2021 data doesn’t include Jan/Feb premiums for legacy Sirius Group as merger completed on 2/26/2021 • We will prioritize underwriting profitability over premium growth during 2023 as we improve returns $2,248 $2,819 $3,406 2021 2021 Management Basis 2022 Reinsurance 17 Trends in Gross Premium Written $ numbers in USD millions Core Insurance & Services Key comments • Core premiums up 21% on a management basis, driven primarily by growth in Insurance & Services • Reinsurance premiums down 15% for FY 22 on management basis and down 28% for Q4’22 vs. Q4’21 • Insurance & Services premiums up 83% for FY 22 on a management basis and 64% for Q4’22 vs. Q4’21 • Going forward, we will prioritize underwriting profitability over premium growth as we improve returns • 1/1 renewals - Remained disciplined with our approach as we focused on target returns • Positive rate increases delivered across most of our portfolio • R duced exposure further to International Property Cat and managed exposures in other parts of the book • 35-40% of our Reinsurance portfolio renews at 1/1, including >50% of the overall Property portfolio 1 1 1 Note: [1] Management basis gross premiums written is the sum of 2021 gross written premiums plus gross premiums written recognized by Sirius Group for the 2021 pre-merger period from January 1, 2021, to the Acquisition date of February 26, 2021. See page 2 for additional information.

109.5% 101.6% (7 ppts) (<1 ppt) (<1 ppt) 2021 COR Loss Ratio Acquisition Ratio OUE Ratio 2022 COR Cat ratio 13 ppts PYD ratio2 1 ppt 75.6% 68.5% 33.9% 33.1% 109.5% 101.6% 2021 2022 Core 81.7% 70.6% 33.7% 35.0% 115.4% 105.6% 2021 2022 Reinsurance 61.3% 66.1% 34.2% 30.9% 95.5% 97.0% 2021 2022 Insurance & Services Underwriting Performance: Aim to Further Improve in 2023 18 Total COR Walk1 $ numbers in USD millions COR Loss Ratio Total Expense Ratio3 Key comments • Portfolio actions already yielding results as COR improved to 101.6% while AY COR improved by ~9 ppts during 2022 • Cat losses (net of reinsurance and reinstatement premiums) were 6.0 ppts ($138m) compared to 18.8 ppts in 2021 ($326m) • PYD ratio2 was 1 ppt lower than 2021 • Expense ratio was stable over year • Reinsurance COR was 105.6%, 9.8 ppts better than prior year, as we benefitted from the underwriting actions already taken • Insurance & Services COR was 97.0%, 1.5 ppts higher than prior year, driven by reduced prior year reserve release • On an AY basis, COR was 97.4%, 0.6 ppts better than prior year Notes: [1] Reflects Core business. [2] PYD = Prior Year Development. [3] Total Expense Ratio calculated as the sum of acquisition cost ratio and other underwriting expense (OUE) ratio.

Investment Income: Beneficiary of Rate Increases

$ numbers in USD millions

Net Investment Income



$25
2021
$113
2022
$220-$240
2023

Total Investment Result[1]



$313
2021
2022
($323)

Key comments

- Investment strategy refined and shifted towards fixed income strategies and away from hedge fund strategies
- Designation of the new FI investments as available for sale ("AFS") to reduce P&L volatility
  - 63% of our fixed income investments classified as "AFS" (vs. none as of YE 21)
- Significant pick up in investment yields during H2'22 with average re-investment rate on bond portfolio >4% during Q4'22
- Net investment income expected to be in the $220m to $240m range for 2023
- Assets backing loss reserves have a duration of ~2.5 years
  - Overall asset duration of ~1.8 years

Note: [1] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income.

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Short-term Investments (STI) 30% 17% 15% 14% 9% 8% 8% 2% 30% 22%15% 14% 12% 6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Corporate ABS/MBS/CLO SiriusPoint Investment Balances by Asset Class De-risked Investment Portfolio: In-line with Industry 20 Q4’22 Fixed Income Portfolio Credit Quality4 Q4’22: $6.6bn Notes: [1] Third Point Enhanced Fund. [2] Other includes Strategics, TP Ventures and Legacy & Other Alts. [3] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible common shareholders’ equity attributable to SiriusPoint common shareholders. [4] Excludes short-term investments. [5] Tangible common shareholders’ equity attributable to SiriusPoint common shareholders. Q4’21: $6.5bn 1 2 AAA AA A BBB Not Rated / Below IG TPE Gov’t ABS/MBS/CLO Cash Corporate Other • Total investment portfolio stable at $6.6bn • Rebalanced investment portfolio mix is more in line with the industry with overall asset leverage at 3.8x3 • 63% of the portfolio is fixed income (ex STI), of which 92% is investment grade • Limited exposure to below investment grade/non-rated fixed income instruments with average credit rating at AA for our fixed income portfolio • As a percentage of tangible common shareholders’ equity5: • BBB represents 18% • Below investment grade/ non-rated represents 19% • Duration gap closed in Q4’22 as we invested ~$1bn of Cash and Short-term investments into longer-dated instruments Key comments

Healthy Balance Sheet

SIRIUS POINT

BSCR[1]


200%
194%
$1,558
$3,119
$1,480
$2,866
2021
Q3'22
Required Capital
Available Capital

SiriusPoint Group Eligible Capital[3]


12%
38%
50%
10%
37%
54%
2021
Q3'22
Tier 1
Tier 2
Tier 3

FSR[2]:

AM BEST	A- (Stable)
S&P Global Ratings	A- (Negative)
Fitch Ratings	A- (Negative)

Key comments

- Healthy balance sheet as we operate the business against 'AA' rating requirement under S&P model
- Financial leverage within target range at 27% debt to capital ratio[4]
- Prudent reserve margin to help manage inflationary shocks
- Reserving policy is based on a cautious approach towards setting initial loss ratios, reserving for Cat events and recognizing the benefit from favorable loss trends

Notes: [1] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement as of December 31, 2021, and September 30, 2022, respectively. [2] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [3] Q3'22 eligible capital split is our internal view. [4] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares.

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Appendix 22

Joined: Sep 2022 Joined: Oct 2022 Joined: Nov 2022 Joined: Dec 2022 Joined: Nov 2022 Executive Leadership Team As of February 2023.

SiriusPoint Historical Timeline

SIRIUS POINT



10/6/11: Third Point Re formed
1/1/12: Commenced underwriting business with A- rating from AM Best and $784m of equity capital
8/14/13: Priced IPO at $12.50; begins trading as "TPRE" on the NYSE
8/7/19: Dan Malloy affirmed as CEO and appointed to Board
Third Point Re
Sirius Group
4/18/16: CMIG International[1] purchased Sirius Group for $2.6bn from White Mountains
11/5/18: Merged with Easterly to become Sirius Group, trading commenced on the Nasdaq under the ticker symbol "SG"
SiriusPoint Ltd.
8/6/20: Third Point and Sirius Group announce merger agreement
11/24/20: Shareholders vote to approve merger
2/26/21: SiriusPoint Ltd. Launches with over $3bn in capital; Sid Sankaran CEO
5/17/22: Sid Sankaran resigns; Dan Malloy appointed interim CEO
9/7/22: Scott Egan appointed CEO

Note: [1] CMIG International Holding Pte. Ltd, a wholly owned subsidiary of China Minsheng Investment Corp., Ltd.

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Thank You 25